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                                                          EXHIBIT 99.2


                                    FORM OF
                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                            TENDER OF ALL OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2003
                               IN EXCHANGE FOR NEW
                     SERIES B 10 1/4% SENIOR NOTES DUE 2003

                                       OF

                                HAWK CORPORATION

                                       AND

      FRICTION PRODUCTS CO., HAWK BRAKE, INC., LOGAN METAL STAMPINGS, INC.,
                S.K. WELLMAN HOLDINGS, INC., S.K. WELLMAN CORP.,
               WELLMAN FRICTION PRODUCTS U.K. CORP., HELSEL, INC.
                       AND HUTCHINSON PRODUCTS CORPORATION

         Registered holders of outstanding 10 1/4% Senior Notes due 2003 of Hawk Corporation (the "Notes") who wish to tender their Notes in exchange for a like principal amount of new Series B 10 1/4% Senior Notes due 2003 of Hawk Corporation (the "Exchange Notes") and whose Notes are not immediately available or who cannot deliver their Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bank One Trust Company, NA (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or registered or certified mail to the Exchange Agent. See "The Exchange Offer -- Tender Procedure" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           BANK ONE TRUST COMPANY, NA


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
           BY HAND OR OVERNIGHT COURIER:                            BY REGISTERED OR CERTIFIED MAIL:

            BANK ONE TRUST COMPANY, NA                                 BANK ONE TRUST COMPANY, NA
               235 WEST SCHROCK ROAD                                     235 WEST SCHROCK ROAD
           WESTERVILLE, OHIO  43081-0184                              WESTERVILLE, OHIO 43081-0184
                                                                                   OR
                        OR

            BANK ONE TRUST COMPANY, NA                                 BANK ONE TRUST COMPANY, NA
              C/O FIRST CHICAGO TRUST                                   C/O FIRST CHICAGO TRUST
                COMPANY OF NEW YORK                                       COMPANY OF NEW YORK
       ATTENTION: CORPORATE TRUST DEPARTMENT                     ATTENTION: CORPORATE TRUST DEPARTMENT
                  14 WALL STREET                                             14 WALL STREET
                8TH FLOOR, WINDOW 2                                       8TH FLOOR, WINDOW 2
             NEW YORK, NEW YORK  10005                                  NEW YORK, NEW YORK 10005


  BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):                        TO CONFIRM RECEIPT ONLY:

                 614-248-5088 (OH)                                         212-240-8862 (NY)
                        OR                                                         OR
                 212-240-8988 (NY)                                           1-800-346-5152

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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.


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LADIES AND GENTLEMEN:

         The undersigned hereby tenders the principal amount of Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated [_____], 1997 of Hawk Corporation and its domestic subsidiaries (the "Prospectus"), receipt of which is hereby acknowledged.


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                                     DESCRIPTION OF NOTES TENDERED
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  Name(s) and Address(es) of Registered Holder(s)
            as they Appear on the Notes                Certificate
                   (Please Print)                        Numbers            Principal Amount of Notes Tendered
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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States (an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

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
Name of Firm:___________________________    ____________________________________
                                                     (Authorized Signature)

Address:________________________________    Title:______________________________

________________________________________    Name:_______________________________
                            (Zip Code)               (Please type or print)

Area Code and Telephone Number:             Date:_______________________________

________________________________________

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       NOTE:  DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
             NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.